FIRST QUARTER 2021 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2 Muse at Torrey Pines San Diego, CA 6700 W 115th Street Overland Park, KS

Supplemental Q1 2021 2 CORPORATE INFORMATION Company Profile... 3 Investor Information... 4 Research Coverage... 5 FINANCIALS Key Financial Data... 6 Condensed Consolidated Balance Sheets...................................................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss)................................................................................................................................................................. 8 Condensed Consolidated Statements of Income (Loss) (Additional Data).................................................................................................................................... 9 Debt Summary... 10 Debt Maturity Schedule... 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants..................................................................................................................................................... 12 Summary of Capital Expenditures................................................................................................................................................................................................... 13 Office Portfolio Redevelopment Information as of March 31, 2021.............................................................................................................................................. 14 Property Acquisitions / Dispositions Information Since January 1, 2021....................................................................................................................................... 15 Calculation and Reconciliation of NOI and Cash Basis NOI........................................................................................................................................................... 16 NOI and Cash Basis NOI... 17 Same Property NOI and Cash Basis NOI........................................................................................................................................................................................ 18 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment................................................ 19 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre............................................................................................................................ 23 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders......................................................................................... 24 PORTFOLIO INFORMATION Portfolio Summary by Geographic Diversification and Property Type.......................................................................................................................................... 25 Portfolio Summary... 26 SHOP Unit Count... 27 Rent Coverage and Occupancy....................................................................................................................................................................................................... 28 Office Portfolio and Same Property - Results of Operations......................................................................................................................................................... 29 SHOP Segment and Same Property - Results of Operations......................................................................................................................................................... 31 SHOP Segment and Same Property - Five Star Retained and Operator Transition Communities Results of Operations............................................................ 32 Office Portfolio Leasing Summary.................................................................................................................................................................................................. 33 Tenants Representing 1% or More of Total Annualized Rental Income........................................................................................................................................ 34 Office Portfolio Lease Expiration Schedule.................................................................................................................................................................................... 35 Non-Segment Lease Expiration Schedule....................................................................................................................................................................................... 36 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS.................................................................................................................................................. 37 WARNING CONCERNING FORWARD-LOOKING STATEMENTS....................................................................................................................................................... 41 Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 37 for terms used throughout this document. 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Supplemental Q1 2021 3 The Company: Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is a component of 132 market indices and it comprises more than 1% of the following indices as of March 31, 2021: BI North America Healthcare REIT Valuation Peers (BIHLCRNP) and the Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV). Management: DHC is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2021, RMR had $31.8 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 43,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Company Profile RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 4 Board of Trustees: Jennifer B. Clark John L. Harrington Lisa Harris Jones Managing Trustee Independent Trustee Lead Independent Trustee Daniel F. LePage Adam D. Portnoy Jeffrey P. Somers Independent Trustee Chair of the Board & Managing Trustee Independent Trustee Executive Officers: Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information: Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) info@dhcreit.com (website) www.dhcreit.com Investor Information RETURN TO TABLE OF CONTENTS Five Star Premier Residences of Yonkers Yonkers, NY

Supplemental Q1 2021 5 Equity Research Coverage: B. Riley Securities, Inc. BofA Securities Colliers Securities LLC Bryan Maher Joshua Dennerlein David Toti (646) 885-5423 (646) 855-1681 (401) 488-4797 bmaher@brileyfin.com joshua.dennerlein@bofa.com david.toti@colliers.com JMP Securities Morgan Stanley Raymond James Aaron Hecht Vikram Malhotra Jonathan Hughes (415) 835-3963 (212) 761-7064 (727) 567-2438 ahecht@jmpsecurities.com vikram.malhotra@morganstanley.com jonathan.hughes@raymondjames.com RBC Capital Markets Wells Fargo Securities Michael Carroll Todd Stender (440) 715-2649 (562) 637-1371 michael.carroll@rbccm.com todd.stender@wellsfargo.com Rating Agencies: Moody’s Investors Service S & P Global Lori Marks Michael Souers (212) 553-1098 (212) 438-2508 lori.marks@moodys.com michael.souers@spglobal.com Research Coverage RETURN TO TABLE OF CONTENTS DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Supplemental Q1 2021 6 Key Financial Data RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Selected Balance Sheet Data: Total gross assets $ 9,285,312 $ 8,171,325 $ 8,186,982 $ 8,266,767 $ 8,316,051 Total assets $ 7,542,706 $ 6,476,424 $ 6,535,118 $ 6,600,523 $ 6,703,723 Total liabilities $ 4,997,516 $ 3,857,202 $ 3,893,412 $ 3,845,683 $ 3,916,554 Total equity $ 2,545,190 $ 2,619,222 $ 2,641,706 $ 2,754,840 $ 2,787,169 Selected Income Statement Data: Total revenues $ 362,724 $ 384,909 $ 394,339 $ 410,311 $ 442,467 Net (loss) income $ (66,183) $ (14,920) $ (105,788) $ (24,742) $ 11,143 Net (loss) income attributable to common shareholders $ (67,505) $ (16,228) $ (106,888) $ (26,072) $ 9,735 NOI $ 75,333 $ 82,702 $ 78,689 $ 108,396 $ 125,882 Adjusted EBITDAre $ 73,203 $ 87,218 $ 80,828 $ 111,640 $ 121,640 FFO attributable to common shareholders $ 3,698 $ 22,633 $ 8,861 $ 58,448 $ 86,870 Normalized FFO attributable to common shareholders $ 5,823 $ 22,254 $ 15,134 $ 59,709 $ 73,017 Per Common Share Data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.28) $ (0.07) $ (0.45) $ (0.11) $ 0.04 FFO attributable to common shareholders $ 0.02 $ 0.10 $ 0.04 $ 0.25 $ 0.37 Normalized FFO attributable to common shareholders $ 0.02 $ 0.09 $ 0.06 $ 0.25 $ 0.31 Dividends: Annualized dividend declared per common share $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.60 Annualized dividend yield (at end of period) 0.8% 1.0% 1.1% 0.9% 16.5 % Normalized FFO attributable to common shareholders payout ratio 50.0% 11.1% 16.7% 4.0% 48.4% (dollars in thousands, except per share data)

Supplemental Q1 2021 7 1305 Corporate Center Drive Eagan, MN As of As of March 31, 2021 December 31, 2020 Assets Real estate properties: Land $ 792,923 $ 789,125 Buildings and improvements 6,695,854 6,621,605 Total real estate properties, gross 7,488,777 7,410,730 Accumulated depreciation (1,742,606) (1,694,901) Total real estate properties, net 5,746,171 5,715,829 Assets of properties held for sale 63,563 112,437 Cash and cash equivalents 843,237 74,417 Restricted cash 326,768 16,432 Acquired real estate leases and other intangible assets, net 274,987 286,513 Other assets, net 287,980 270,796 Total assets $ 7,542,706 $ 6,476,424 Liabilities and Equity Revolving credit facility $ 800,000 $ — Term loan, net — 199,049 Senior unsecured notes, net 3,101,318 2,608,189 Secured debt and finance leases, net 690,733 691,573 Liabilities of properties held for sale 393 3,525 Accrued interest 52,807 23,772 Assumed real estate lease obligations, net 65,642 67,830 Other liabilities 286,623 263,264 Total liabilities 4,997,516 3,857,202 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 238,268,478 shares issued and outstanding for both periods presented 2,383 2,383 Additional paid in capital 4,614,132 4,613,904 Cumulative net income 1,845,604 1,913,109 Cumulative distributions (4,035,942) (4,033,559) Total equity attributable to common shareholders 2,426,177 2,495,837 Noncontrolling interest: Total equity attributable to noncontrolling interest 119,013 123,385 Total equity 2,545,190 2,619,222 Total liabilities and equity $ 7,542,706 $ 6,476,424 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 8 For the Three Months Ended March 31, 2021 2020 Revenues: Rental income $ 102,758 $ 110,498 Residents fees and services 259,966 331,969 Total revenues 362,724 442,467 Expenses: Property operating expenses 287,391 316,585 Depreciation and amortization 66,153 68,430 General and administrative 7,542 8,832 Acquisition and certain other transaction related costs — 663 Impairment of assets (174) 11,234 Total expenses 360,912 405,744 (Loss) gain on sale of properties (122) 2,782 Losses on equity securities, net (8,339) (9,943) Interest and other income (1) 2,835 138 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,812 and $1,509, respectively) (60,091) (41,650) Gain on lease termination — 22,896 Loss on early extinguishment of debt (2,040) (246) (Loss) income from continuing operations before income tax (expense) benefit (65,945) 10,700 Income tax (expense) benefit (238) 443 Net (loss) income (66,183) 11,143 Net income attributable to noncontrolling interest (1,322) (1,408) Net (loss) income attributable to common shareholders $ (67,505) $ 9,735 Weighted average common shares outstanding (basic) 237,834 237,669 Weighted average common shares outstanding (diluted) 237,834 237,669 Per common share data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.28) $ 0.04 (1) See footnote (1) on the following page. Condensed Consolidated Statements of Income (Loss) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS 1450 Busch Parkway Buffalo Grove, IL

Supplemental Q1 2021 9 For the Three Months Ended March 31, 2021 2020 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1 % Non-cash straight line rent adjustments included in rental income $ 804 $ 1,153 Lease value amortization included in rental income $ 1,866 $ 1,873 Non-cash share based compensation $ 228 $ 249 Non-cash amortization included in property operating expenses $ 199 $ 199 Non-cash amortization included in general and administrative expenses $ 744 $ 744 CARES Act (1) $ 2,433 $ — Condensed Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) We recognized as other income $2,433 of funds received under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, in our SHOP segment during the three months ended March 31, 2021. 4700 North Hanley Road St. Louis, MO

Supplemental Q1 2021 10 Coupon Interest Principal Maturity Due at Years to Rate Rate Balance Date Maturity Maturity Floating Rate Debt: Revolving credit facility (1) (2) 2.850% 2.850% $ 800,000 1/15/2022 $ 800,000 0.8 Weighted average rate / total floating rate debt 2.850% 2.850% $ 800,000 $ 800,000 0.8 Unsecured Fixed Rate Debt: Senior unsecured notes due 2021 (3) 6.750% 7.000% $ 300,000 12/15/2021 $ 300,000 0.7 Senior unsecured notes due 2024 4.750% 4.790% 250,000 5/1/2024 250,000 3.1 Senior unsecured notes due 2025 (4) 9.750% 9.750% 1,000,000 6/15/2025 1,000,000 4.2 Senior unsecured notes due 2028 4.750% 4.966% 500,000 2/15/2028 500,000 6.9 Senior unsecured notes due 2031 4.375% 4.375% 500,000 3/1/2031 500,000 9.9 Senior unsecured notes due 2042 5.625% 5.625% 350,000 8/1/2042 350,000 21.4 Senior unsecured notes due 2046 6.250% 6.250% 250,000 2/1/2046 250,000 24.9 Weighted average rate / total unsecured fixed rate debt 6.685% 6.746% $ 3,150,000 $ 3,150,000 8.7 Weighted average rate / total floating and unsecured fixed rate debt 5.908% 5.957% $ 3,950,000 $ 3,950,000 7.1 Secured Fixed Rate Debt: Mortgage - secured by 1 property 6.280% 5.170% $ 11,663 7/1/2022 $ 10,744 1.3 Mortgage - secured by 1 property 4.850% 3.790% 10,664 10/1/2022 10,287 1.5 Mortgage - secured by 2 properties 5.750% 5.110% 15,717 10/6/2022 15,182 1.5 Mortgage - secured by 1 property 6.640% 4.920% 15,534 6/1/2023 14,522 2.2 Finance leases - 2 properties 7.700% 7.700% 7,525 4/30/2026 155 5.1 Mortgages - secured by 1 property (5) 3.530% 3.530% 620,000 8/6/2026 620,000 5.4 Mortgage - secured by 1 property 4.444% 4.444% 10,412 7/1/2043 1,698 22.3 Weighted average rate / total secured fixed rate debt 3.776% 3.688% $ 691,515 $ 672,588 5.3 Weighted average rate / total debt 5.590% 5.619% $ 4,641,515 $ 4,622,588 6.8 Debt Summary (dollars in thousands) RETURN TO TABLE OF CONTENTS As of March 31, 2021 (1) Upon payment of an extension fee and our meeting certain conditions, we have two, one-year options which, if both are executed, would extend the maturity date of our revolving credit facility to January 2024. (2) We pledged certain equity interests of subsidiaries owning properties to secure our obligations under the agreement governing our revolving credit facility and agreed to provide first mortgage liens on 62 of our medical office and life science properties. (3) In April 2021, we delivered a notice of redemption to redeem all of these senior notes for a redemption price equal to the principal amount plus accrued and unpaid interest in June 2021. (4) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time on or after June 15, 2022 at set redemption prices. (5) The life science property encumbered by these mortgages is owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.

Supplemental Q1 2021 11 $800,000 $300,000 $250,000 $1,000,000 $500,000 $1,100,000 $2,380 $39,067 $16,413 $1,834 $2,001 $620,904 $302 $315 $330 $7,969 Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2021 2022 2023 2024 2025 2026 2027 2028 2029 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Debt Maturity Schedule (1) (1) (1) (4) (3) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of March 31, 2021 (1) (1) Represents Secured Fixed Rate Debt payments. (2) In April 2021, we delivered a notice of redemption to redeem all of these senior notes for a redemption price equal to the principal amount plus accrued and unpaid interest in June 2021. (3) Represents outstanding borrowings under our revolving credit facility as of March 31, 2021. Upon payment of an extension fee and our meeting certain conditions, we have two, one-year options which, if both are executed, would extend the maturity date of our revolving credit facility to January 2024. (4) Includes $7,525 of finance lease obligations due through April 2026. (1) (1) (2)

Supplemental Q1 2021 12 Leverage Ratios, Coverage Ratios and Public Debt Covenants RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Leverage Ratios: Net debt / total gross assets 40.9% 42.4% 42.3% 41.9% 42.2 % Net debt / gross book value of real estate assets 46.0% 42.2% 42.0% 41.6% 41.8 % Secured debt / total assets 9.2% 10.7% 10.6% 10.5% 10.4 % Variable rate debt / net debt 21.1% 5.8% 5.8% 5.8% 29.5 % Coverage Ratios: Net debt / annualized Adjusted EBITDAre 12.9 x 10.1 x 10.6 x 7.7 x 7.2 x Adjusted EBITDAre / interest expense 1.2 x 1.5 x 1.4 x 2.5 x 2.9 x As of and For the Trailing Twelve Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Public Debt Covenants: Maintenance Covenant Total unencumbered assets / unsecured debt - required minimum 150.0% 210.8% 246.6% 247.0% 249.3% 247.0 % Incurrence Covenants Total debt / adjusted total assets - allowable maximum 60.0% 49.2% 42.5% 42.4% 42.1% 42.4 % Secured debt / adjusted total assets - allowable maximum 40.0% 15.8% 8.3% 8.3% 8.2% 8.2 % Consolidated income available for debt service / debt service - required minimum 1.50x 1.60 x 1.98 x 2.31 x 2.76 x 2.86 x 845 N New Ballas Court Creve Coeur, MO

Supplemental Q1 2021 13 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Summary of Capital Expenditures RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Office Portfolio lease related costs $ 8,358 $ 6,071 $ 4,411 $ 3,918 $ 4,964 Office Portfolio building improvements 2,176 6,756 4,990 3,708 2,665 SHOP fixed assets and capital improvements 22,530 27,035 15,988 8,505 12,918 Recurring capital expenditures $ 33,064 $ 39,862 $ 25,389 $ 16,131 $ 20,547 Office Portfolio avg. sq. ft. during period 11,236 11,428 11,621 11,693 11,798 SHOP avg. units managed for our account during period 26,966 27,601 28,290 28,654 28,987 Office Portfolio building improvements per avg. sq. ft. during period $ 0.19 $ 0.59 $ 0.43 $ 0.32 $ 0.23 SHOP fixed assets and capital improvements per avg. unit during period $ 835 $ 979 $ 565 $ 297 $ 446 Development, redevelopment and other activities - Office Portfolio $ 12,718 $ 17,655 $ 14,832 $ 14,941 $ 8,214 Development, redevelopment and other activities - SHOP 6,092 7,172 4,927 6,570 8,429 Total development, redevelopment and other activities $ 18,810 $ 24,827 $ 19,759 $ 21,511 $ 16,643

Supplemental Q1 2021 14 Project Location Type of Property Square Feet (1) Estimated Project Costs Total Costs Incurred as of March 31, 2021 Estimated Completion Date 4 Maguire Road Lexington, MA Life Science 53,905 $ 23.2 $ 3.1 Q4 2021 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.4 $ 0.6 Q2 2022 (1) Represents estimated square footage upon project completion. Office Portfolio Redevelopment Information as of March 31, 2021 (dollars in millions) RETURN TO TABLE OF CONTENTS Rendering of 4 Maguire Road Lexington, MA

Supplemental Q1 2021 15 Property Acquisitions / Dispositions Information Since January 1, 2021 Acquisitions: (1) We have not acquired any properties since January 1, 2021. Dispositions: Date Sold Location Type of Property Number of Buildings Gross Sales Price 2/23/2021 Plymouth Meeting, PA Medical Office 1 $ 9,000 4/28/2021 Alachua, FL Life Science / Medical Office 4 95,500 Total Dispositions 5 $ 104,500 (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) In April 2021, we entered into an agreement to acquire a property which is adjacent to one of our existing properties located in Silver Springs, Maryland for a purchase price of $19,600, excluding acquisition related costs. This acquisition is expected to close during the third quarter of 2021. However, this acquisition is subject to conditions; accordingly, we cannot be sure that we will complete this acquisition, that this acquisition will not be delayed or that the terms will not change.

Supplemental Q1 2021 16 Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Calculation of NOI and Cash Basis NOI: Revenues: Rental income $ 102,758 $ 106,272 $ 104,238 $ 106,207 $ 110,498 Residents fees and services 259,966 278,637 290,101 304,104 331,969 Total revenues 362,724 384,909 394,339 410,311 442,467 Property operating expenses (287,391) (302,207) (315,650) (301,915) (316,585) NOI 75,333 82,702 78,689 108,396 125,882 Non-cash straight line rent adjustments included in rental income (804) (3,040) (491) (1,385) (1,153) Lease value amortization included in rental income (1,866) (1,846) (1,856) (1,830) (1,873) Non-cash amortization included in property operating expenses (199) (200) (199) (199) (199) Cash Basis NOI $ 72,464 $ 77,616 $ 76,143 $ 104,982 $ 122,657 Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI: Net (loss) income $ (66,183) $ (14,920) $ (105,788) $ (24,742) $ 11,143 Income tax expense (benefit) 238 202 365 1,126 (443) Loss on early extinguishment of debt 2,040 — — 181 246 Gain on lease termination — — — — (22,896) Interest expense 60,091 57,768 58,091 43,974 41,650 Interest and other income (2,835) (10,213) (134) (7,736) (138) Losses (gains) on equity investments, net 8,339 (19,565) (12,510) (11,974) 9,943 Loss (gain) on sale of properties 122 (4,084) 211 168 (2,782) Impairment of assets (174) 361 64,202 31,175 11,234 Acquisition and certain other transaction related costs — 11 53 87 663 General and administrative 7,542 7,461 6,988 7,312 8,832 Depreciation and amortization 66,153 65,681 67,211 68,825 68,430 NOI 75,333 82,702 78,689 108,396 125,882 Non-cash straight line rent adjustments included in rental income (804) (3,040) (491) (1,385) (1,153) Lease value amortization included in rental income (1,866) (1,846) (1,856) (1,830) (1,873) Non-cash amortization included in property operating expenses (199) (200) (199) (199) (199) Cash Basis NOI $ 72,464 $ 77,616 $ 76,143 $ 104,982 $ 122,657 5213 South Alston Avenue Durham, NC

Supplemental Q1 2021 17 For the Three Months Ended 3/31/2021 3/31/2020 % Change NOI: Life Science $ 32,088 $ 34,412 (6.8) % Medical Office 29,942 31,652 (5.4) % Total Office Portfolio 62,030 66,064 (6.1) % SHOP 3,868 48,090 (92.0) % Non-Segment 9,435 11,728 (19.6) % Total $ 75,333 $ 125,882 (40.2) % Cash Basis NOI: Life Science $ 29,041 $ 31,681 (8.3) % Medical Office 29,885 31,292 (4.5) % Total Office Portfolio 58,926 62,973 (6.4) % SHOP 3,868 48,090 (92.0) % Non-Segment 9,670 11,594 (16.6) % Total $ 72,464 $ 122,657 (40.9) % NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS 5799 Broadmoor Street Mission, KS

Supplemental Q1 2021 18 Same Property NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2021 3/31/2020 % Change NOI: Life Science $ 30,481 $ 31,298 (2.6) % Medical Office 29,640 30,561 (3.0) % Total Office Portfolio 60,121 61,859 (2.8) % SHOP 4,372 50,340 (91.3) % Non-Segment 9,435 10,768 (12.4) % Total $ 73,928 $ 122,967 (39.9) % Cash Basis NOI: Life Science $ 27,781 $ 28,881 (3.8) % Medical Office 29,573 30,325 (2.5) % Total Office Portfolio 57,354 59,206 (3.1) % SHOP 4,372 50,340 (91.3) % Non-Segment 9,670 10,618 (8.9) % Total $ 71,396 $ 120,164 (40.6) % Clear Creek Surgery Center Wheat Ridge, CO

Supplemental Q1 2021 19 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment RETURN TO TABLE OF CONTENTS (dollars in thousands) Office Portfolio For the Three Months Ended Calculation of NOI and Cash Basis NOI: 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Rental income $ 93,323 $ 94,850 $ 94,235 $ 95,510 $ 98,770 Property operating expenses (31,293) (32,709) (33,448) (30,893) (32,706) NOI $ 62,030 $ 62,141 $ 60,787 $ 64,617 $ 66,064 NOI $ 62,030 $ 62,141 $ 60,787 $ 64,617 $ 66,064 Less: Non-cash straight line rent adjustments included in rental income 1,083 1,114 438 1,306 1,074 Lease value amortization included in rental income 1,822 1,790 1,800 1,775 1,818 Non-cash amortization included in property operating expenses 199 200 199 199 199 Cash Basis NOI $ 58,926 $ 59,037 $ 58,350 $ 61,337 $ 62,973 Reconciliation of NOI to Same Property NOI: NOI $ 62,030 $ 62,141 $ 60,787 $ 64,617 $ 66,064 Less: NOI of properties not included in same property results 1,909 2,534 2,881 3,736 4,205 Same Property NOI $ 60,121 $ 59,607 $ 57,906 $ 60,881 $ 61,859 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 60,121 $ 59,607 $ 57,906 $ 60,881 $ 61,859 Less: Non-cash straight line rent adjustments included in rental income 755 761 115 750 685 Lease value amortization included in rental income 1,822 1,791 1,801 1,774 1,782 Non-cash amortization included in property operating expenses 190 186 186 186 186 Same Property Cash Basis NOI $ 57,354 $ 56,869 $ 55,804 $ 58,171 $ 59,206

Supplemental Q1 2021 20 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) SHOP For the Three Months Ended Calculation of NOI and Cash Basis NOI: 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Residents fees and services $ 259,966 $ 278,637 $ 290,101 $ 304,104 $ 331,969 Property operating expenses (256,098) (269,498) (282,202) (271,022) (283,879) NOI $ 3,868 $ 9,139 $ 7,899 $ 33,082 $ 48,090 NOI $ 3,868 $ 9,139 $ 7,899 $ 33,082 $ 48,090 Less: Non-cash straight line rent adjustments — — — — — Lease value amortization — — — — — Non-cash amortization included in property operating expenses — — — — — Cash Basis NOI $ 3,868 $ 9,139 $ 7,899 $ 33,082 $ 48,090 Reconciliation of NOI to Same Property NOI: NOI $ 3,868 $ 9,139 $ 7,899 $ 33,082 $ 48,090 Less: NOI of properties not included in same property results (504) (3,504) (5,372) (2,147) (2,250) Same Property NOI $ 4,372 $ 12,643 $ 13,271 $ 35,229 $ 50,340 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 4,372 $ 12,643 $ 13,271 $ 35,229 $ 50,340 Less: Non-cash straight line rent adjustments — — — — — Lease value amortization — — — — — Non-cash amortization included in property operating expenses — — — — — Same Property Cash Basis NOI $ 4,372 $ 12,643 $ 13,271 $ 35,229 $ 50,340

Supplemental Q1 2021 21 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) Non-Segment For the Three Months Ended Calculation of NOI and Cash Basis NOI: 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Rental income $ 9,435 $ 11,422 $ 10,003 $ 10,697 $ 11,728 Property operating expenses — — — — — NOI $ 9,435 $ 11,422 $ 10,003 $ 10,697 $ 11,728 NOI $ 9,435 $ 11,422 $ 10,003 $ 10,697 $ 11,728 Less: Non-cash straight line rent adjustments included in rental income (279) 1,926 53 79 79 Lease value amortization included in rental income 44 56 56 55 55 Non-cash amortization included in property operating expenses — — — — — Cash Basis NOI $ 9,670 $ 9,440 $ 9,894 $ 10,563 $ 11,594 Reconciliation of NOI to Same Property NOI: NOI $ 9,435 $ 11,422 $ 10,003 $ 10,697 $ 11,728 Less: NOI of properties not included in same property results — 218 959 960 960 Same Property NOI $ 9,435 $ 11,204 $ 9,044 $ 9,737 $ 10,768 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 9,435 $ 11,204 $ 9,044 $ 9,737 $ 10,768 Less: Non-cash straight line rent adjustments included in rental income (279) 1,928 70 96 95 Lease value amortization included in rental income 44 55 55 55 55 Non-cash amortization included in property operating expenses — — — — — Same Property Cash Basis NOI $ 9,670 $ 9,221 $ 8,919 $ 9,586 $ 10,618

Supplemental Q1 2021 22 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) Consolidated For the Three Months Ended Calculation of NOI and Cash Basis NOI: 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Rental income / residents fees and services $ 362,724 $ 384,909 $ 394,339 $ 410,311 $ 442,467 Property operating expenses (287,391) (302,207) (315,650) (301,915) (316,585) NOI $ 75,333 $ 82,702 $ 78,689 $ 108,396 $ 125,882 NOI $ 75,333 $ 82,702 $ 78,689 $ 108,396 $ 125,882 Less: Non-cash straight line rent adjustments included in rental income 804 3,040 491 1,385 1,153 Lease value amortization included in rental income 1,866 1,846 1,856 1,830 1,873 Non-cash amortization included in property operating expenses 199 200 199 199 199 Cash Basis NOI $ 72,464 $ 77,616 $ 76,143 $ 104,982 $ 122,657 Reconciliation of NOI to Same Property NOI: NOI $ 75,333 $ 82,702 $ 78,689 $ 108,396 $ 125,882 Less: NOI of properties not included in same property results 1,405 (752) (1,532) 2,549 2,915 Same Property NOI $ 73,928 $ 83,454 $ 80,221 $ 105,847 $ 122,967 Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same Property NOI $ 73,928 $ 83,454 $ 80,221 $ 105,847 $ 122,967 Less: Non-cash straight line rent adjustments included in rental income 476 2,689 185 846 780 Lease value amortization included in rental income 1,866 1,846 1,856 1,829 1,837 Non-cash amortization included in property operating expenses 190 186 186 186 186 Same Property Cash Basis NOI $ 71,396 $ 78,733 $ 77,994 $ 102,986 $ 120,164

Supplemental Q1 2021 23 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net (loss) income $ (66,183) $ (14,920) $ (105,788) $ (24,742) $ 11,143 Interest expense 60,091 57,768 58,091 43,974 41,650 Income tax expense (benefit) 238 202 365 1,126 (443) Depreciation and amortization 66,153 65,681 67,211 68,825 68,430 EBITDA 60,299 108,731 19,879 89,183 120,780 Loss (gain) on sale of properties 122 (4,084) 211 168 (2,782) Impairment of assets (174) 361 64,202 31,175 11,234 Adjustments to reflect our share of EBITDAre attributable to an equity method investment 2,310 1,967 2,419 1,705 (4,426) EBITDAre 62,557 106,975 86,711 122,231 124,806 General and administrative expense paid in common shares 228 402 502 415 249 Acquisition and certain other transaction related costs — 11 53 87 663 Gain on lease termination — — — — (22,896) Loss on early extinguishment of debt 2,040 — — 181 246 Costs and payment obligations related to compliance assessment at one of our senior living communities — (402) 6,172 — — Losses (gains) on equity securities, net 8,339 (19,565) (12,510) (11,974) 9,943 Adjustments to reflect our share of Adjusted EBITDAre attributable to an equity method investment $ 39 (203) (100) 700 8,629 Adjusted EBITDAre $ 73,203 $ 87,218 $ 80,828 $ 111,640 $ 121,640 RETURN TO TABLE OF CONTENTS 4411 The 25 Way NE Albuquerque, NM

Supplemental Q1 2021 24 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net (loss) income attributable to common shareholders $ (67,505) $ (16,228) $ (106,888) $ (26,072) $ 9,735 Depreciation and amortization 66,153 65,681 67,211 68,825 68,430 Loss (gain) on sale of properties 122 (4,084) 211 168 (2,782) Impairment of assets (174) 361 64,202 31,175 11,234 Losses (gains) on equity securities, net 8,339 (19,565) (12,510) (11,974) 9,943 FFO adjustments attributable to noncontrolling interest (5,273) (5,275) (5,275) (5,275) (5,275) Adjustments to reflect our share of FFO attributable to an equity method investment 2,036 1,743 1,910 1,601 (4,415) FFO attributable to common shareholders 3,698 22,633 8,861 58,448 86,870 Acquisition and certain other transaction related costs — 11 53 87 663 Costs and payment obligations related to compliance assessment at one of our senior living communities — (402) 6,172 — — Gain on lease termination — — — — (22,896) Loss on early extinguishment of debt 2,040 — — 181 246 Adjustments to reflect our share of Normalized FFO attributable to an equity method investment 85 12 48 993 8,134 Normalized FFO attributable to common shareholders $ 5,823 $ 22,254 $ 15,134 $ 59,709 $ 73,017 Weighted average common shares outstanding (basic) 237,834 237,834 237,752 237,700 237,669 Weighted average common shares outstanding (diluted) 237,834 237,834 237,752 237,700 237,669 Per Common Share Data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.28) $ (0.07) $ (0.45) $ (0.11) $ 0.04 FFO attributable to common shareholders $ 0.02 $ 0.10 $ 0.04 $ 0.25 $ 0.37 Normalized FFO attributable to common shareholders $ 0.02 $ 0.09 $ 0.06 $ 0.25 $ 0.31 Life Time Athletic Alpharetta, GA

Supplemental Q1 2021 25 (based on Gross Book Value of Real Estate Assets as of March 31, 2021) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. SNFs: <1% Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification RETURN TO TABLE OF CONTENTS Assisted Living: <1% Property Type (1) (2) (based on Q1 2021 NOI)

Supplemental Q1 2021 26 Portfolio Summary RETURN TO TABLE OF CONTENTS (dollars in thousands, except investment per unit or square foot) As of March 31, 2021 Number of Properties Square Feet or Number of Units Gross Book Value of Real Estate Assets % of Total Gross Book Value of Real Estate Assets Investment Per Square Foot or Unit % of Q1 2021 Total Revenues % of Q1 2021 Total NOI Q1 2021 Q1 2021 Revenues (1) NOI (1) Life science 32 4,327,559 $ 1,936,835 23.5% $ 448 $ 44,015 12.1% $ 32,088 42.6 % Medical office 90 6,862,727 1,835,128 22.2% $ 267 49,308 13.6% 29,942 39.7 % Subtotal Office Portfolio 122 11,190,286 sq. ft. 3,771,963 45.7% $ 337 93,323 25.7% 62,030 82.3 % SHOP 235 26,963 units 4,049,693 49.1% $ 150,194 259,966 71.7% 3,868 5.1 % Other triple net leased senior living communities 29 2,366 units 249,328 3.0% $ 105,380 6,179 1.7% 6,179 8.3 % Wellness centers 10 812,000 sq. ft. 178,110 2.2% $ 219 3,256 0.9% 3,256 4.3 % Total 396 $ 8,249,094 100.0% $ 362,724 100.0% $ 75,333 100.0% (1) Includes $370 of revenues and $374 of NOI from properties that we sold and $2,460 of revenues and $2,226 of NOI from properties classified as held for sale in our condensed consolidated balance sheet as of March 31, 2021.

Supplemental Q1 2021 27 SHOP Unit Count Assisted Living units: 10,669: 40% Independent Living and Active Adult units: 10,414: 39% SNF units: 2,957: 11% Memory Care units: 2,923: 10% RETURN TO TABLE OF CONTENTS SHOP Unit Count as of March 31, 2021 (1) Excludes 1,532 SNF units that are scheduled for closure and/or repositioning. Assisted Living units: 6,500: 36% Independent Living and Active Adult units: 9,856: 55% Memory Care units: 1,550: 9% Assisted Living units: 4,169: 55% Independent Living and Active Adult units: 558: 7% SNF units: 1,425: 19% Memory Care units: 1,373: 19% Pro Forma Five Star Retained Communities Unit Count as of March 31, 2021 (1) Pro Forma Operator Transition Communities Unit Count as of March 31, 2021

Supplemental Q1 2021 28 Rent Coverage and Occupancy Rent Coverage (1): As of and For the Twelve Months Ended 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Other triple net leased senior living communities 1.48 x 1.61 x 1.63 x 1.66 x 1.69 x Wellness centers (2) 0.91 x 1.05 x 1.30 x 1.73 x 1.82 x Total 1.26 x 1.37 x 1.49 x 1.69 x 1.75 x Occupancy (1): For the Twelve Months Ended 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Occupancy: Other triple net leased senior living communities 80.6% 83.4% 85.4% 86.8% 87.3 % Same Property Occupancy: Other triple net leased senior living communities (3) 80.6% 83.4% 85.4% 86.8% 87.3 % RETURN TO TABLE OF CONTENTS (1) All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. (2) Wellness centers' rent coverage does not include the impacts of lease amendments that we entered into during the first quarter of 2021 with Starmark Holdings, LLC. (3) Same property occupancy includes those properties classified as same property for the three months ended March 31, 2021 for all periods presented. The Stratford Carmel, IN

Supplemental Q1 2021 29RETURN TO TABLE OF CONTENTS OFFICE PORTFOLIO - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended March 31, 2021 As of and For the Three Months Ended March 31, 2020 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 32 90 122 34 96 130 Square Feet 4,328 6,862 11,190 4,532 7,186 11,718 Occupancy 95.2% 90.5% 92.3% 94.3% 91.6% 92.6 % Rental Income $ 44,015 $ 49,308 $ 93,323 $ 46,630 $ 52,140 $ 98,770 NOI $ 32,088 $ 29,942 $ 62,030 $ 34,412 $ 31,652 $ 66,064 Cash Basis NOI $ 29,041 $ 29,885 $ 58,926 $ 31,681 $ 31,292 $ 62,973 NOI Margin % 72.9% 60.7% 66.5% 73.8% 60.7% 66.9 % Cash Basis NOI Margin % 70.7% 60.5% 65.2% 72.0% 60.3% 65.7 % NOI % Change (6.8) % (5.4) % (6.1) % Cash Basis NOI % Change (8.3) % (4.5) % (6.4) % OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended March 31, 2021 As of and For the Three Months Ended March 31, 2020 Life Science Medical Office Total Office Portfolio Life Science Medical Office Total Office Portfolio Number of Buildings 25 88 113 25 88 113 Square Feet 3,807 6,797 10,604 3,802 6,797 10,599 Occupancy 99.2% 90.4% 93.6% 97.5% 91.6% 93.7 % Rental Income $ 41,831 $ 48,782 $ 90,613 $ 42,740 $ 49,992 $ 92,732 NOI $ 30,481 $ 29,640 $ 60,121 $ 31,298 $ 30,561 $ 61,859 Cash Basis NOI $ 27,781 $ 29,573 $ 57,354 $ 28,881 $ 30,325 $ 59,206 NOI Margin % 72.9% 60.8% 66.3% 73.2% 61.1% 66.7 % Cash Basis NOI Margin % 70.8% 60.6% 65.1% 71.5% 60.8% 65.6 % NOI % Change (2.6) % (3.0) % (2.8) % Cash Basis NOI % Change (3.8) % (2.5) % (3.1) % Office Portfolio and Same Property - Results of Operations Three Months Ended March 31, 2021 and 2020

Supplemental Q1 2021 30 (1) Same property includes those properties classified as same property for the three months ended March 31, 2021 for all periods presented. RETURN TO TABLE OF CONTENTS OFFICE PORTFOLIO - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Number of Buildings 122 123 126 129 130 Square Feet 11,190 11,282 11,573 11,668 11,718 Occupancy 92.3% 91.4% 91.3% 92.0% 92.6 % Rental Income $ 93,323 $ 94,850 $ 94,235 $ 95,510 $ 98,770 NOI $ 62,030 $ 62,141 $ 60,787 $ 64,617 $ 66,064 Cash Basis NOI $ 58,926 $ 59,037 $ 58,350 $ 61,337 $ 62,973 NOI Margin % 66.5% 65.5% 64.5% 67.7% 66.9 % Cash Basis NOI Margin % 65.2% 64.2% 63.4% 66.4% 65.7 % Sequential NOI % Change (0.2) % 2.2% (5.9) % (2.2) % Sequential Cash Basis NOI % Change (0.2) % 1.2% (4.9) % (2.6) % Year Over Year NOI % Change (6.1) % Year Over Year Cash Basis NOI % Change (6.4) % OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars and sq. ft. in thousands) As of and For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Number of Buildings 113 113 113 113 113 Square Feet 10,604 10,604 10,599 10,599 10,599 Occupancy 93.6% 93.7% 93.0% 93.4% 93.7 % Rental Income $ 90,613 $ 91,294 $ 90,013 $ 90,337 $ 92,732 NOI $ 60,121 $ 59,607 $ 57,906 $ 60,881 $ 61,859 Cash Basis NOI $ 57,354 $ 56,869 $ 55,804 $ 58,171 $ 59,206 NOI Margin % 66.3% 65.3% 64.3% 67.4% 66.7 % Cash Basis NOI Margin % 65.1% 64.1% 63.3% 66.2% 65.6 % Sequential NOI % Change 0.9% 2.9% (4.9) % (1.6) % Sequential Cash Basis NOI % Change 0.9% 1.9% (4.1) % (1.7) % Year Over Year NOI % Change (2.8) % Year Over Year Cash Basis NOI % Change (3.1) % Office Portfolio and Same Property - Results of Operations (continued) Trailing Five Quarters

Supplemental Q1 2021 31 SHOP Segment and Same Property - Results of Operations RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Number of Properties 235 235 239 241 244 Number of Units 26,963 26,969 28,232 28,348 28,960 Occupancy 69.5% 72.2% 75.2% 78.7% 82.7 % Average Monthly Rate $ 4,623 $ 4,541 $ 4,508 $ 4,496 $ 4,571 Year Over Year Average Monthly Rate % Change 1.1 % Residents Fees and Services $ 259,966 $ 278,637 $ 290,101 $ 304,104 $ 331,969 Property Operating Expenses (256,098) (269,498) (282,202) (271,022) (283,879) NOI $ 3,868 $ 9,139 $ 7,899 $ 33,082 $ 48,090 NOI Margin % 1.5% 3.3% 2.7% 10.9% 14.5 % Sequential NOI % Change (57.7) % 15.7% (76.1) % (31.2) % Year Over Year NOI % Change (92.0) % SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars in thousands, except average monthly rate) As of and For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Number of Properties 228 228 228 228 228 Number of Units 26,963 26,963 26,963 26,963 26,963 Occupancy 69.5% 72.7% 75.8% 79.3% 83.5 % Average Monthly Rate $ 4,620 $ 4,517 $ 4,487 $ 4,476 $ 4,560 Year Over Year Average Monthly Rate % Change 1.3 % Residents Fees and Services $ 259,787 $ 271,990 $ 277,859 $ 291,049 $ 312,301 Property Operating Expenses (255,415) (259,347) (264,588) (255,820) (261,961) NOI $ 4,372 $ 12,643 $ 13,271 $ 35,229 $ 50,340 NOI Margin % 1.7% 4.6% 4.8% 12.1% 16.1 % Sequential NOI % Change (65.4) % (4.7) % (62.3) % (30.0) % Year Over Year NOI % Change (91.3) % (1) Same property includes those properties classified as same property for the three months ended March 31, 2021 for all periods presented.

Supplemental Q1 2021 32RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended March 31, 2021 As of and For the Three Months Ended March 31, 2020 Five Star Retained Communities Operator Transition Communities Total SHOP Segment Five Star Retained Communities Operator Transition Communities Total SHOP Segment Number of Properties 120 115 235 129 115 244 Number of Units (1) 19,438 7,525 26,963 20,847 8,113 28,960 Occupancy 71.0% 65.6% 69.5% 84.1% 79.0% 82.7 % Average Monthly Rate $ 4,479 $ 5,028 $ 4,623 $ 4,480 $ 4,821 $ 4,571 Average Monthly Rate % Change 0.0% 4.3% 1.1 % Residents Fees and Services $ 185,468 $ 74,498 $ 259,966 $ 238,222 $ 93,747 $ 331,969 Property Operating Expenses (174,819) (81,279) (256,098) (198,174) (85,705) (283,879) NOI $ 10,649 $ (6,781) $ 3,868 $ 40,048 $ 8,042 $ 48,090 NOI Margin % 5.7% (9.1) % 1.5% 16.8% 8.6% 14.5 % NOI % Change (73.4) % (184.3) % (92.0) % SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended March 31, 2021 As of and For the Three Months Ended March 31, 2020 Five Star Retained Communities Operator Transition Communities Total SHOP Segment Five Star Retained Communities Operator Transition Communities Total SHOP Segment Number of Properties 120 108 228 120 108 228 Number of Units (1) 19,438 7,525 26,963 19,438 7,525 26,963 Occupancy 71.0% 65.6% 69.5% 84.6% 80.4% 83.5 % Average Monthly Rate $ 4,475 $ 5,026 $ 4,620 $ 4,446 $ 4,867 $ 4,560 Average Monthly Rate % Change 0.7% 3.3% 1.3 % Residents Fees and Services $ 185,317 $ 74,470 $ 259,787 $ 222,275 $ 90,026 $ 312,301 Property Operating Expenses (174,776) (80,639) (255,415) (180,704) (81,257) (261,961) NOI $ 10,541 $ (6,169) $ 4,372 $ 41,571 $ 8,769 $ 50,340 NOI Margin % 5.7% (8.3) % 1.7% 18.7% 9.7% 16.1 % NOI % Change (74.6) % (170.4) % (91.3) % SHOP Segment and Same Property - Five Star Retained and Operator Transition Communities Results of Operations Three Months Ended March 31, 2021 and 2020 (1) Five Star retained communities include 1,532 SNF units as of March 31, 2021 that are scheduled for closure and/or repositioning.

Supplemental Q1 2021 33 Office Portfolio Leasing Summary The leasing summary on this page is based on leases entered into during the periods indicated. (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Buildings 122 123 126 129 130 Total square feet 11,190 11,282 11,573 11,668 11,718 Occupancy 92.3% 91.4% 91.3% 92.0% 92.6 % Leasing Activity (sq. ft.): New leases 152 113 67 8 73 Renewals 60 300 135 52 229 Total 212 413 202 60 302 Rental Rate on New and Renewed Leases per Sq. Ft.: New leases $ 66.99 $ 25.10 $ 42.62 $ 36.78 $ 39.52 Renewals $ 34.96 $ 23.38 $ 28.58 $ 37.83 $ 10.15 Average net annual rent $ 57.89 $ 23.85 $ 33.21 $ 37.70 $ 17.26 Leasing Costs and Concession Commitments: New leases $ 32,250 $ 7,017 $ 3,632 $ 379 $ 5,805 Renewals 558 2,794 1,331 343 1,380 Total $ 32,808 $ 9,811 $ 4,963 $ 722 $ 7,185 Leasing Costs and Concession Commitments per Sq. Ft.: New leases $ 211.93 $ 62.00 $ 54.57 $ 50.17 $ 79.33 Renewals $ 9.24 $ 9.30 $ 9.85 $ 6.62 $ 6.02 All new and renewed leases $ 154.32 $ 23.73 $ 24.60 $ 12.16 $ 23.77 Weighted Average Lease Term (years): New leases 11.0 7.5 8.8 7.2 9.4 Renewals 8.7 4.5 5.7 5.8 5.7 All new and renewed leases 10.6 5.4 7.0 6.0 7.7 Leasing Costs and Concession Commitments per Sq. Ft. per Year: New leases $ 19.31 $ 8.30 $ 6.20 $ 7.01 $ 8.48 Renewals $ 1.06 $ 2.07 $ 1.73 $ 1.13 $ 1.05 All new and renewed leases $ 14.57 $ 4.43 $ 3.51 $ 2.02 $ 3.07

Supplemental Q1 2021 34 As of March 31, 2021 (1) The life science property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income consistent with GAAP. (2) The property associated with this tenant was sold in April 2021. (3) Includes NOI for the three months ended March 31, 2021, annualized, from senior living communities in our SHOP segment. Tenants Representing 1% Or More of Total Annualized Rental Income RETURN TO TABLE OF CONTENTS (dollars in thousands) % of Annualized Annualized Rental Tenant Facility Type Rental Income Income Expiration 1 Vertex Pharmaceuticals Inc. (1) Life science $ 97,385 22.6% 2028 2 Advocate Aurora Health Medical office 16,896 3.9% 2024 3 Cedars-Sinai Medical Center Medical office 15,617 3.6% 2021 - 2032 4 Brookdale Senior Living, Inc. Senior living 9,446 2.2% 2032 5 Life Time Athletic Wellness center 9,105 2.1% 2040 6 Ology Bioservices, Inc. (2) Life science 8,324 1.9% 2041 7 HCA Holdings Inc. Medical office 7,043 1.6% 2021 - 2029 8 Surgalign Holdings, Inc. Life science 6,694 1.6% 2034 9 Medtronic, Inc. Medical office 5,726 1.3% 2022 10 IQVIA Holdings Inc. Life science 5,365 1.2% 2023 11 Stratford Retirement, LLC Senior living 4,620 1.1% 2033 12 Boston Children's Hospital Medical office 4,535 1.1% 2028 13 Oaks Senior Living, LLC Senior living 4,523 1.1% 2024 - 2030 14 Magellan Health Inc. Medical office 4,498 1.0% 2025 15 Sonova Holding AG Life science 4,432 1.0% 2024 All Other Tenants (3) 226,504 52.7% 2021 - 2036 Total Tenants $ 430,713 100.0%

Supplemental Q1 2021 35 Office Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of March 31, 2021 Office Portfolio Annualized Rental Income Expiring Year Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2021 $ 29,309 7.8% 7.8% 2022 35,378 9.4% 17.2% 2023 20,467 5.4% 22.6% 2024 49,727 13.2% 35.8% 2025 25,135 6.7% 42.5% 2026 23,529 6.3% 48.8% 2027 13,515 3.6% 52.4% 2028 117,186 31.2% 83.6% 2029 10,367 2.8% 86.4% 2030 and thereafter 50,997 13.6% 100.0 % Total $ 375,610 100.0 % Average remaining lease term for our office portfolio (weighted by annualized rental income): 5.9 years Office Portfolio Square Feet with Leases Expiring Year Square Feet Percent of Total Square Feet Expiring Cumulative Percentage of Total Square Feet Expiring 2021 857,215 8.3% 8.3% 2022 1,298,524 12.6% 20.9% 2023 1,023,841 9.9% 30.8% 2024 1,814,693 17.6% 48.4% 2025 931,432 9.0% 57.4% 2026 744,787 7.2% 64.6% 2027 513,539 5.0% 69.6% 2028 1,560,437 15.1% 84.7% 2029 237,139 2.3% 87.0% 2030 and thereafter 1,348,782 13.0% 100.0 % Total 10,330,389 100.0% 6160 Kempsville Circle Norfolk, VA

Supplemental Q1 2021 36 Non-Segment Annualized Rental Income Expiring Year Number of Properties Number of Units or Square Feet Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2021 — — $ — — % — % 2022 — — — — % — % 2023 — — — — % — % 2024 2 180 units 2,885 7.3% 7.3% 2025 — — — — % 7.3% 2026 — — — — % 7.3% 2027 4 511 units 4,294 10.8% 18.1% 2028 6 354,000 sq. ft. 3,600 9.1% 27.2% 2029 1 155 units 547 1.4% 28.6% 2030 and thereafter 26 1,520 units and 458,000 sq. ft. 28,305 71.4% 100.0 % Total 39 $ 39,631 100.0 % Non-Segment Lease Expiration Schedule As of March 31, 2021 (dollars in thousands) RETURN TO TABLE OF CONTENTS 28515 Westinghouse Place Valencia, CA

Supplemental Q1 2021 37 Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 16 through 22. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 23. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, impairment of assets, if any, including adjustments to reflect our proportionate share of EBITDAre of our equity method investment in Five Star, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 23. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 24. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and gains or losses on equity securities, net, if any, including adjustments to reflect our proportionate share of FFO of our equity method investment in Five Star, plus real estate depreciation and amortization and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 24. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 38 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of March 31, 2021. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also include 100% of rental income as reported under GAAP from the life science property owned in a joint venture arrangement in which we own a 55% equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in our development, redevelopment and other activities. Estimated completion date Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. Estimated project costs Estimated project costs include estimated leasing capital up to stabilization. Five Star retained communities Five Star retained communities are senior living communities in our SHOP segment that we expect Five Star to continue to operate following the amendments to our management arrangements with Five Star announced in April 2021, pursuant to which, among other things, Five Star will cooperate with us in transitioning 108 of our senior living communities with approximately 7,500 living units to other third party operators without our payment of any termination fee to Five Star, and Five Star will continue to manage 120 of our senior living communities, with approximately 18,000 living units for our account. GAAP GAAP is U.S. generally accepted accounting principles. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 39 Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Includes four properties with gross book value of real estate assets of $66,988, which are classified as held for sale in our condensed consolidated balance sheet as of March 31, 2021. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which we are required to comply with in order to incur additional debt under our revolving credit facility and the indentures governing our senior unsecured notes. Interest rate Interest rate includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of debt issuance costs and the 30 basis points facility fee on our revolving credit facility. Investment per square foot or unit Investment per square foot or unit represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at March 31, 2021. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Maintenance covenant Our maintenance covenant is a financial covenant which we are required to comply with on a quarterly basis pursuant to the indentures governing our senior unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income or residents fees and services, as appropriate. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. Occupancy Occupancy for our Office Portfolio is presented as of the end of the period shown; occupancy for our SHOP segment and other tenants is presented for the duration of the period shown, or the most recent prior period of equivalent length for which tenant and manager operating results are available to us. Excludes data for our wellness centers. Life science and medical office occupancy data includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Other triple net leased senior living communities occupancy excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 40 Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. Operator transition communities Operator transition communities are senior living communities in our SHOP segment currently operated by Five Star, which we expect to transition to other third party operators following the amendments to our management arrangements with Five Star announced in April 2021. Principal balance Principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. The principal balance of our revolving credit facility includes amounts outstanding as of the date presented. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. Same Property For the three months ended March 31, 2021, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2020, including the life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities managed by Five Star that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the operator to manage the communities for our account. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. SNF SNF is a skilled nursing facility. Square feet Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. Square feet for prior periods exclude space remeasurements made subsequent to those periods. Includes data from the life science property owned in a joint venture arrangement in which we own a 55% equity interest. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Unit count Unit count is by the type of living units at our senior living communities within our SHOP segment. Weighted average lease term Weighted average lease term is weighted based on annualized rental income pursuant to existing leases as of March 31, 2021. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 41 This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • Although our board of trustees and Five Star’s board of directors, including the independent trustees and independent directors, have agreed in principal to the terms of the changes to the management arrangements, definitive documentation related to these changes has not been entered into; therefore, the timing and terms thereof may be delayed or may change. • We may be unable to identify new operators for the 108 senior living communities being transitioned from Five Star that we believe are sufficiently qualified or may be unable to reach agreement with any such operators on management terms before year end 2021 or at all, and any agreement we may reach with any such operators may not be on the terms we currently expect or desire, and may not be equal to or more favorable to us than the terms of our current management arrangements with Five Star. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS